Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, Pennsylvania 19103-7098 (215) 564-8000

September 4, 2009

VIA EDGAR TRANSMISSION Filing Desk U.S. Securities and Exchange Commission 100 F Street, N.E. Washington, DC 20549

RE:	Optimum Fund Trust (the “Trust”)
File Nos. 811-21335/333-104654

Dear Sir or Madam:

     Pursuant to the requirements of Rule 14a-6(a) under the Securities Exchange Act of 1934, as amended, submitted electronically via the EDGAR system are a preliminary proxy statement, notice of special meeting, and form of proxy to be furnished to shareholders of the Trust, all to be used in connection with a special meeting of shareholders of the Trust (the “Meeting”) scheduled to be held on November 12, 2009. Definitive copies of these proxy solicitation materials are expected to be sent to shareholders on or about September 21, 2009.

   At the Meeting, shareholders of the Trust will be asked (1) to elect a Board of Trustees; and (2) to approve an investment management agreement between the Trust, on behalf of the applicable series, and Delaware Management Company. Four other similar proxy statements containing substantially similar proposals and information are concurrently being filed by other registrants managed by Delaware Management Company.

     Four other similar proxy statements are concurrently being filed by other registrants managed by Delaware Management Company. As these proxy statements contain substantially similar proposals and information, the staff may wish to consider having all five sets of the proxy solicitation materials reviewed by the same member of the staff.

     Please direct any questions and comments relating to this filing to Michael D. Mabry at (215) 564-8011, or in his absence, Samuel K. Goldstein at (215) 564-8128.

Very truly yours,

/s/ Michael D. Mabry Michael D. Mabry

cc: James O’ Connor
     Lisa A. Duda